UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2007

Altus Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-51711	04-3573277
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

125 Sidney Street, Cambridge, Massachusetts		02139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-299-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a), (b), (c), (d) and (f): Not applicable.

(e) On March 4, 2007, the Compensation Committee of the Board of Directors of Altus Pharmaceuticals Inc. (the "Company") approved severance and change in control arrangements, and authorized the Company to enter into severance and change in control agreements with its named executive officers and certain of its other key executive officers reflecting the approved terms. On May 17, 2007, the Company entered into these severance and change in control agreements (each an "Agreement" and together the "Agreements"). Receipt of any benefits under the Agreements at the time of termination will be conditioned on the officer executing a written release of the Company from any and all claims arising in connection with his or her employment.

The material terms of the severance and change in control agreements are further discussed below.

Severance and Change in Control Agreement with Sheldon Berkle, President and Chief Executive Officer

The Agreement entered into with Mr. Berkle supplements the Company’s employment agreement with Mr. Berkle, dated May 6, 2005, as amended. Pursuant to Mr. Berkle’s Agreement, in the event Mr. Berkle’s employment with the Company is terminated within one year following a Change in Control without Cause or he resigns with Good Reason (as such capitalized terms are defined in the Agreement), he is entitled to receive the following:

• salary continuation of his then-current base salary for a period of 18 months;

• payment of an amount equal to one and one half times his target bonus for the applicable year;

• outplacement assistance up to a maximum of $15,000;

• assumption by the Company of payments under his house and automobile leases in the Boston, Massachusetts area for 12 months, or, if shorter, until the expiration of the respective terms of the leases, up to an aggregate of $25,000; and

• continuation of health benefits for up to 18 months.

In the event Mr. Berkle’s employment with the Company is terminated without Cause, he is entitled to receive the following:

• salary continuation of his then-current base salary for a period of 12 months;

• payment, in the discretion of the Company and subject to approval by the Compensation Committee, of an amount up to his target bonus for the applicable year, prorated according to length of service during the applicable year;

• assumption by the Company of payments under his house and automobile leases in the Boston, Massachusetts area for 12 months, or, if shorter, until the expiration of the respective terms of the leases, up to an aggregate of $25,000; and

• continuation of health benefits for up to 18 months.

In the Agreement, Mr. Berkle reaffirms his continuing obligations under his confidentiality, non-competition and non-solicitation agreement with the Company.

Severance and Change in Control Agreements with Dr. Burkhard Blank, Dr. Alexey Margolin, Mr. Jonathan Lieber and Mr. Bruce Leicher.

In the event of a termination of employment with the Company within one year following a Change in Control without Cause or resignation with Good Reason (as such capitalized terms are defined in the Agreements), Drs. Blank and Margolin and Messrs. Lieber and Leicher are entitled to receive the following:

• salary continuation of the officer’s then-current base salary for a period of 12 months;

• payment of an amount equal to the officer’s target bonus for the applicable year;

• outplacement assistance up to a maximum of $15,000; and

• continuation of health benefits for up to 18 months.

In the event of a termination without Cause, Drs. Blank and Margolin and Messrs. Lieber and Leicher are entitled to receive the following:

• salary continuation of the officer’s then-current base salary for a period of nine months;

• payment, in the discretion of the Company and subject to approval by the Compensation Committee, of an amount up to 75% of the officer’s target bonus for the applicable year, prorated according to length of service during the applicable year; and

• continuation of health benefits for up to 18 months, provided that, if the officer becomes eligible to receive substantially similar benefits under another health plan, the Company’s obligations to continue such payments will cease.

The Agreements include the agreement of each officer to not compete with the Company for the applicable Severance Period (as defined in the Agreement) following termination.

Severance and Change in Control Agreements with Mr. Robert Gallotto, Ms. Lauren Sabella and Dr. John Sorvillo

In the event of a termination of employment with the Company within one year following a Change in Control without Cause or resignation with Good Reason (as such capitalized terms are defined in the Agreements), Mr. Gallotto, Ms. Sabella and Dr. Sorvillo are entitled to receive the following:

• salary continuation of the officer’s then-current base salary for a period of 12 months;

• payment of an amount equal to the officer’s target bonus for the applicable year;

• outplacement assistance up to a maximum of $15,000; and

• continuation of health benefits for up to 18 months.

In the event of a termination without Cause, Mr. Gallotto, Ms. Sabella and Dr. Sorvillo are entitled to receive the following:

• salary continuation of the officer’s then-current base salary for a period of six months;

• payment, in the discretion of the Company and subject to approval by the Compensation Committee, of an amount up to 50% of the officer’s target bonus for the applicable year, prorated according to length of service during the applicable year; and

• continuation of health benefits for up to 18 months, provided that, if the officer becomes eligible to receive substantially similar benefits under another health plan, the Company’s obligations to continue such payments will cease.

The Agreements include the agreement of each officer to not compete with the Company for the applicable Severance Period (as defined in the Agreement) following termination.

The foregoing descriptions of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Severance and Change in Control Agreement dated as of May 17, 2007 between Sheldon Berkle and Altus Pharmaceuticals Inc.
10.2 Form of Severance and Change in Control Agreement dated as of May 17, 2007 between Altus Pharmaceuticals Inc. and each of Burkhard Blank, Alexey Margolin, Jonathan Lieber, and Bruce Leicher
10.3 Form of Severance and Change in Control Agreement dated as of May 17, 2007 between Altus Pharmaceuticals Inc. and each of Robert Gallotto, Lauren Sabella, and John Sorvillo

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altus Pharmaceuticals Inc.

May 21, 2007	By:	Jonathan I. Lieber

Name: Jonathan I. Lieber
Title: Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Severance and Change in Control Agreement dated as of May 17, 2007 between Sheldon Berkle and Altus Pharmaceuticals Inc.
10.2	Form of Severance and Change in Control Agreement dated as of May 17, 2007 between Altus Pharmaceuticals Inc. and each of Burkhard Blank, Alexey Margolin, Jonathan Lieber, and Bruce Leicher
10.3	Form of Severance and Change in Control Agreement dated as of May 17, 2007 between Altus Pharmaceuticals Inc. and each of Robert Gallotto, Lauren Sabella, and John Sorvillo